INVESTOR FINANCIAL SUPPLEMENT
September 30, 2018

On December 3, 2017, The Hartford entered into an agreement to sell its life and annuity run-off business (formerly known as Talcott Resolution). The transaction closed on May 31, 2018. The assets and liabilities of this business had been accounted for as held for sale until closing and operating results of the life and annuity business are included in discontinued operations for all periods prior to the closing date.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.

As of October 23, 2018
Address:
One Hartford Plaza		A.M. Best	Standard & Poor’s	Moody’s
Hartford, CT 06155	Insurance Financial Strength Ratings:
	Hartford Fire Insurance Company	A+	A+	A1
	Hartford Life and Accident Insurance Company	A	A	A2
	Maxum Casualty Insurance Company	A+	NR	NR
	Maxum Indemnity Company	A+	NR	NR

- Hartford Fire Insurance Company ratings are on stable outlook at A.M. Best, Moody’s, and Standard and Poor’s
- Hartford Life and Accident Insurance Company ratings are on stable outlook at A.M. Best, Moody’s, and Standard and Poor’s
Internet address:	- Maxum Casualty Insurance Company ratings are on stable outlook at A.M. Best
http://www.thehartford.com	- Maxum Indemnity Company ratings are on stable outlook at A.M. Best

Other Ratings:
The Hartford Financial Services Group, Inc.:
	Senior debt	a-	BBB+	Baa1
Contacts:	Commercial paper	AMB-1	A-2	P-2
Sabra Purtill	Junior subordinated debentures	bbb	BBB-	Baa2
Senior Vice President
Investor Relations & Treasurer	- Hartford Financial Services Group, Inc. senior debt and junior subordinated debentures are on stable outlook at A.M. Best, Standard and Poor’s, and Moody's.
Phone (860) 547-8691

Sean Rourke	TRANSFER AGENT
Assistant Vice President	Shareholder correspondence should be mailed to:	Overnight correspondence should be mailed to:
Investor Relations	Computershare	Computershare
Phone (860) 547-5688	P.O. Box 505000	462 South 4th Street, Suite 1600
	Louisville, KY 40233	Louisville, KY 40202

COMMON STOCK
Common stock and warrants of The Hartford Financial Services Group, Inc. are traded on the New York Stock Exchange under the symbols “HIG” and "HIG/WS", respectively.
This report is for information purposes only. It should be read in conjunction with documents filed by The Hartford Financial Services Group, Inc. with the U.S. Securities and Exchange
Commission, including, without limitation, the most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
INVESTOR FINANCIAL SUPPLEMENT
TABLE OF CONTENTS

CONSOLIDATED	Consolidated Financial Results	1
	Consolidated Statements of Operations	2
	Operating Results by Segment	3
	Consolidating Balance Sheets	4
	Capital Structure	5
	Statutory Capital to GAAP Stockholders’ Equity Reconciliation	6
	Accumulated Other Comprehensive Income (Loss)	7

PROPERTY & CASUALTY	Property & Casualty Income Statements	8
	Property & Casualty Underwriting Ratios and Results	9
	Commercial Lines Income Statements	10
	Commercial Lines Underwriting Ratios	12
	Commercial Lines Supplemental Data	13
	Personal Lines Income Statements	14
	Personal Lines Underwriting Ratios	16
	Personal Lines Supplemental Data	17
	P&C Other Operations Income Statements	19

GROUP BENEFITS	Income Statements	20
	Supplemental Data	21

MUTUAL FUNDS	Income Statements	22
	Asset Value Rollforward - Assets Under Management By Asset Class	23

CORPORATE	Income Statements	24

INVESTMENTS	Investment Earnings Before Tax - Consolidated	25
	Investment Earnings Before Tax - Property & Casualty	26
	Investment Earnings Before Tax - Group Benefits	27
	Net Investment Income	28
	Components of Net Realized Capital Gains (Losses)	29
	Composition of Invested Assets	30
	Invested Asset Exposures	31

APPENDIX	Basis of Presentation and Definitions	32
	Discussion of Non-GAAP and Other Financial Measures	33

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
CONSOLIDATED FINANCIAL RESULTS

	THREE MONTHS ENDED							NINE MONTHS ENDED
	Sept 30 2018	Jun 30 2018	Mar 31 2018	Dec 31 2017	Sept 30 2017	Jun 30 2017	Mar 31 2017	Sept 30 2018	Sept 30 2017
HIGHLIGHTS
Net income (loss)	$432	$582	$597	$(3,703)	$234	$(40)	$378	$1,611	$572
Core earnings *	$418	$412	$461	$293	$130	$303	$288	$1,291	$721
Total revenues	$4,842	$4,789	$4,691	$4,587	$4,192	$4,214	$4,169	$14,322	$12,575
Total assets	$61,437	$60,775	$216,666	$225,260	$224,901	$226,562	$226,094
PER SHARE AND SHARES DATA
Basic earnings per common share
Income (loss) from continuing operations	$1.19	$1.21	$1.20	$(1.56)	$0.40	$(0.42)	$0.82	$3.60	$0.81
Net income (loss)	$1.20	$1.62	$1.67	$(10.37)	$0.65	$(0.11)	$1.02	$4.50	$1.56
Core earnings *	$1.17	$1.15	$1.29	$0.82	$0.36	$0.83	$0.78	$3.61	$1.97
Diluted earnings per common share
Income (loss) from continuing operations	$1.17	$1.19	$1.18	$(1.56)	$0.40	$(0.42)	$0.80	$3.54	$0.79
Net income (loss)	$1.19	$1.60	$1.64	$(10.37)	$0.64	$(0.11)	$1.00	$4.42	$1.54
Core earnings *	$1.15	$1.13	$1.27	$0.81	$0.35	$0.81	$0.76	$3.55	$1.94
Weighted average common shares outstanding (basic)	358.6	358.3	357.5	357.0	360.2	366.0	371.4	358.1	365.9
Dilutive effect of stock compensation	3.6	4.0	4.4	4.8	4.5	3.8	4.2	4.0	4.1
Dilutive effect of warrants	1.9	1.9	2.0	2.1	2.3	2.5	3.0	2.0	2.6
Weighted average common shares outstanding and dilutive potential common shares (diluted)	364.1	364.2	363.9	363.9	367.0	372.3	378.6	364.1	372.6
Common shares outstanding	358.7	358.4	358.1	356.8	357.5	362.8	369.2
Book value per common share	$35.49	$35.01	$36.70	$37.82	$48.20	$47.65	$46.07
Per common share impact of accumulated other comprehensive income [1]	$(4.23)	$(3.77)	$(0.67)	$1.86	$1.63	$1.36	$(0.56)
Book value per common share (excluding AOCI) *	$39.72	$38.78	$37.37	$35.96	$46.57	$46.29	$46.63
Book value per diluted share	$34.95	$34.44	$36.06	$37.11	$47.33	$46.84	$45.25
Per diluted share impact of AOCI	$(4.17)	$(3.71)	$(0.65)	$1.82	$1.61	$1.34	$(0.55)
Book value per diluted share (excluding AOCI) *	$39.12	$38.15	$36.71	$35.29	$45.72	$45.50	$45.80
Common shares outstanding and dilutive potential common shares	364.2	364.3	364.5	363.6	364.1	369.1	375.9
RETURN ON EQUITY ("ROE") [2]
Net income (loss) ROE	(14.0%)	(15.4%)	(19.3%)	(20.6%)	2.7%	3.9%	5.4%
Core earnings ROE *	10.3%	8.4%	7.8%	6.7%	5.9%	6.9%	5.1%

[1]
Accumulated other comprehensive income ("AOCI") represents after tax unrealized gain (loss) on available-for-sale securities, other than temporary impairment losses recognized in AOCI, net gain (loss) on cash-flow hedging instruments, foreign currency translation adjustments and pension and other postretirement adjustments.

[2]	For reconciliations of net income (loss) ROE to core earnings ROE, see Appendix, page 33.

* Denotes financial measure not calculated in accordance with generally accepted accounting principles (non-GAAP).

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
CONSOLIDATED STATEMENTS OF OPERATIONS

	THREE MONTHS ENDED							NINE MONTHS ENDED
	Sept 30 2018	Jun 30 2018	Mar 31 2018	Dec 31 2017	Sept 30 2017	Jun 30 2017	Mar 31 2017	Sept 30 2018	Sept 30 2017
Earned premiums	$3,987	$3,958	$3,927	$3,801	$3,447	$3,455	$3,438	$11,872	$10,340
Fee income	344	327	323	313	291	286	278	994	855
Net investment income	444	428	451	394	404	395	410	1,323	1,209
Realized capital gains (losses):
Total other-than-temporary impairment (“OTTI”) losses	(4)	—	(2)	(4)	(4)	(4)	(3)	(6)	(11)
OTTI losses recognized in other comprehensive income	3	—	2	—	3	2	2	5	7
Net OTTI losses recognized in earnings	(1)	—	—	(4)	(1)	(2)	(1)	(1)	(4)
Other net realized capital gains (losses)	39	52	(30)	64	27	57	25	61	109
Total net realized capital gains (losses)	38	52	(30)	60	26	55	24	60	105
Other revenues	29	24	20	19	24	23	19	73	66
Total revenues	4,842	4,789	4,691	4,587	4,192	4,214	4,169	14,322	12,575
Benefits, losses and loss adjustment expenses	2,786	2,738	2,695	2,692	2,638	2,420	2,424	8,219	7,482
Amortization of deferred acquisition costs ("DAC")	348	344	342	342	341	345	344	1,034	1,030
Insurance operating costs and other expenses	1,091	1,067	1,037	1,042	952	1,650	919	3,195	3,521
Loss on extinguishment of debt	—	6	—	—	—	—	—	6	—
Interest expense	69	79	80	78	79	79	80	228	238
Amortization of other intangible assets	18	18	18	11	1	1	1	54	3
Total benefits, losses and expenses	4,312	4,252	4,172	4,165	4,011	4,495	3,768	12,736	12,274
Income (loss) before income taxes	530	537	519	422	181	(281)	401	1,586	301
Income tax expense (benefit)	103	103	91	980	36	(129)	98	297	5
Income (loss) from continuing operations, after tax	427	434	428	(558)	145	(152)	303	1,289	296
Income (loss) from discontinued operations, after tax [1]	5	148	169	(3,145)	89	112	75	322	276
Net income (loss)	432	582	597	(3,703)	234	(40)	378	1,611	572
Less: Net realized capital gains (losses), excluded from core earnings, before tax	37	50	(30)	59	25	53	23	57	101
Less: Loss on extinguishment of debt, before tax	—	(6)	—	—	—	—	—	(6)	—
Less: Pension settlement, before tax	—	—	—	—	—	(750)	—	—	(750)
Less: Integration and transaction costs associated with acquired business, before tax	(12)	(11)	(12)	(17)	—	—	—	(35)	—
Less: Income tax benefit (expense) [2]	(16)	(11)	9	(893)	(10)	242	(8)	(18)	224
Less: Income (loss) from discontinued operations, after tax [1]	5	148	169	(3,145)	89	112	75	322	276
Core earnings	$418	$412	$461	$293	$130	$303	$288	$1,291	$721

[1]
The three months ended December 31, 2017 included an estimated loss on sale of $3.3 billion related to the sale of Talcott Resolution, the Company's life and annuity run-off business that was sold in May, 2018. The three months ended June 30, 2018 and March 31, 2018, included a reduction in loss on sale of $151 and $62, respectively.

[2]	Generally represents federal income tax benefit (expense) related to before tax items not included in core earnings.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
OPERATING RESULTS BY SEGMENT

	THREE MONTHS ENDED							NINE MONTHS ENDED
	Sept 30 2018	Jun 30 2018	Mar 31 2018	Dec 31 2017	Sept 30 2017	Jun 30 2017	Mar 31 2017	Sept 30 2018	Sept 30 2017
Net income (loss):
Commercial Lines	$289	$372	$298	$286	$90	$258	$231	$959	$579
Personal Lines	51	6	89	(74)	8	24	33	146	65
P&C Other Operations	9	5	17	7	18	20	24	31	62
Property & Casualty ("P&C")	349	383	404	219	116	302	288	1,136	706
Group Benefits	77	96	54	109	71	69	45	227	185
Mutual Funds	41	37	34	33	26	24	23	112	73
Sub-total	467	516	492	361	213	395	356	1,475	964
Corporate [1]	(35)	66	105	(4,064)	21	(435)	22	136	(392)
Net income (loss)	$432	$582	$597	$(3,703)	$234	$(40)	$378	$1,611	$572

Core earnings (losses):
Commercial Lines	$265	$341	$302	$282	$81	$238	$224	$908	$543
Personal Lines	47	2	89	(46)	7	20	32	138	59
P&C Other Operations	8	3	17	4	18	18	21	28	57
P&C	320	346	408	240	106	276	277	1,074	659
Group Benefits	102	104	85	67	66	61	40	291	167
Mutual Funds	41	38	34	37	26	24	23	113	73
Sub-total	463	488	527	344	198	361	340	1,478	899
Corporate	(45)	(76)	(66)	(51)	(68)	(58)	(52)	(187)	(178)
Core earnings	$418	$412	$461	$293	$130	$303	$288	$1,291	$721

[1]	Includes income (loss) from discontinued operations from the Talcott Resolution life and annuity run-off business sold in May 2018.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
CONSOLIDATING BALANCE SHEETS

	PROPERTY & CASUALTY		GROUP BENEFITS		MUTUAL FUNDS		CORPORATE		CONSOLIDATED
	Sept 30 2018	Dec 31 2017	Sept 30 2018	Dec 31 2017	Sept 30 2018	Dec 31 2017	Sept 30 2018	Dec 31 2017	Sept 30 2018	Dec 31 2017
Investments
Fixed maturities, available-for-sale, at fair value	$25,429	$25,571	$9,891	$10,489	$34	$49	$812	$855	$36,166	$36,964
Fixed maturities, at fair value using the fair value option	17	30	7	11	—	—	—	—	24	41
Equity securities, at fair value	750	—	71	—	54	—	160	—	1,035	—
Equity securities, available-for-sale, at fair value	—	749	—	79	—	27	—	157	—	1,012
Mortgage loans	2,521	2,315	1,037	860	—	—	1	—	3,559	3,175
Limited partnerships and other alternative investments	1,454	1,375	258	213	—	—	—	—	1,712	1,588
Other investments	89	85	9	11	1	—	(1)	—	98	96
Short-term investments	1,340	1,268	500	398	185	146	1,515	458	3,540	2,270
Total investments [1]	31,600	31,393	11,773	12,061	274	222	2,487	1,470	46,134	45,146
Cash [1]	70	156	11	12	16	8	5	4	102	180
Premiums receivable and agents’ balances	3,584	3,511	441	399	—	—	—	—	4,025	3,910
Reinsurance recoverables	3,335	3,476	256	236	—	—	340	349	3,931	4,061
DAC	609	594	53	47	7	9	1	—	670	650
Deferred income taxes	141	51	(29)	(103)	6	6	1,126	1,210	1,244	1,164
Goodwill	157	157	723	723	180	180	230	230	1,290	1,290
Property and equipment, net	813	837	105	118	—	—	79	79	997	1,034
Other intangible assets	69	28	571	620	11	11	—	—	651	659
Other assets	1,016	897	279	365	106	111	992	857	2,393	2,230
Assets held for sale	—	—	—	—	—	—	—	164,936	—	164,936
Total assets	$41,394	$41,100	$14,183	$14,478	$600	$547	$5,260	$169,135	$61,437	$225,260
Unpaid losses and loss adjustment expenses	$23,797	$23,775	$8,500	$8,512	$—	$—	$—	$—	$32,297	$32,287
Reserves for future policy benefits	—	—	429	441	—	—	227	272	656	713
Other policyholder funds and benefits payable	—	—	462	492	—	—	313	324	775	816
Unearned premiums	5,345	5,282	43	40	—	—	—	—	5,388	5,322
Debt	—	—	—	—	—	—	4,676	4,998	4,676	4,998
Other liabilities	1,902	2,061	616	774	220	197	2,178	2,156	4,916	5,188
Liabilities held for sale	—	—	—	—	—	—	—	162,442	—	162,442
Total liabilities	$31,044	$31,118	$10,050	$10,259	$220	$197	$7,394	$170,192	$48,708	$211,766
Common stockholders' equity, excluding AOCI	10,292	9,267	4,191	3,998	380	350	(615)	(784)	14,248	12,831
AOCI, after tax	58	715	(58)	221	—	—	(1,519)	(273)	(1,519)	663
Total stockholders' equity	$10,350	9,982	$4,133	4,219	$380	350	$(2,134)	(1,057)	$12,729	13,494
Total liabilities and equity	$41,394	$41,100	$14,183	$14,478	$600	$547	$5,260	$169,135	$61,437	$225,260

[1]
Includes investments classified as part of Corporate that are not fixed maturities or short-term investments held by the holding company of The Hartford Financial Services Group, Inc. ("HFSG Holding Company") which are principally assets held by Hartford Life and Accident Insurance Company (HLA) that support reserves for run-off structured settlement and terminal funding agreement liabilities.  Fixed maturities, cash, investment sales receivable and short-term investments held by the HFSG Holding Company were $2.3 billion and $1.1 billion as of September 30, 2018 and December 31, 2017, respectively.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
CAPITAL STRUCTURE

	Sept 30 2018	Jun 30 2018	Mar 31 2018	Dec 31 2017	Sept 30 2017	Jun 30 2017	Mar 31 2017
DEBT
Short-term debt	$413	$413	$413	$320	$320	$320	$320
Senior notes	3,174	3,173	3,172	3,096	3,093	3,092	3,091
Junior subordinated debentures	1,089	1,089	1,583	1,582	1,582	1,582	1,583
Total debt	$4,676	$4,675	$5,168	$4,998	$4,995	$4,994	$4,994
STOCKHOLDERS’ EQUITY
Common stockholders' equity, excluding AOCI	$14,248	$13,899	$13,382	$12,831	$16,648	$16,794	$17,216
AOCI	(1,519)	(1,353)	(239)	663	585	494	(207)
Total stockholders’ equity	$12,729	$12,546	$13,143	$13,494	$17,233	$17,288	$17,009
CAPITALIZATION
Total capitalization, including AOCI, after tax	$17,405	$17,221	$18,311	$18,492	$22,228	$22,282	$22,003
Total capitalization, excluding AOCI, after tax	$18,924	$18,574	$18,550	$17,829	$21,643	$21,788	$22,210
DEBT TO CAPITALIZATION RATIOS
Total debt to capitalization, including AOCI	26.9%	27.1%	28.2%	27.0%	22.5%	22.4%	22.7%
Total debt to capitalization, excluding AOCI	24.7%	25.2%	27.9%	28.0%	23.1%	22.9%	22.5%
Total rating agency adjusted debt to capitalization [1] [2]	29.4%	29.7%	29.9%	28.8%	24.3%	25.2%	25.0%
FIXED CHARGE COVERAGE RATIOS
Total earnings to total fixed charges [3]	7.6:1	7.4:1	7.1:1	3.1:1	2.2:1	1.7:1	5.7:1

[1]
The leverage calculation reflects adjustments related to the Company’s defined benefit plans' unfunded pension liability and the Company's rental expense on operating leases for a total adjustment of $1.0 billion for both the three months ended September 30, 2018 and 2017.

[2]	Reflects 25% equity credit for the Company's outstanding junior subordinated debentures.

[3]
Calculated as year to date total earnings divided by year to date total fixed charges. Total earnings represent income from continuing operations before income taxes and total fixed charges, less undistributed earnings from limited partnerships and other alternative investments. Total fixed charges include interest expense, rent expense, capitalized interest and amortization of debt issuance costs.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
STATUTORY CAPITAL TO GAAP STOCKHOLDERS’ EQUITY RECONCILIATION
September 30, 2018

	P&C	GROUP BENEFITS
U.S. statutory net income [1]	$1,028	$247
U.S. statutory capital [2]	$8,343	$2,268
U.S. GAAP adjustments:
DAC	609	53
Non-admitted deferred tax assets [3]	158	164
Deferred taxes [4]	(537)	(363)
Goodwill	113	723
Other Intangible Assets	69	571
Non-admitted assets other than deferred taxes	645	155
Asset valuation and interest maintenance reserve	—	243
Benefit reserves	(50)	46
Unrealized gains on investments	122	(43)
Other, net	878	316
U.S. GAAP stockholders’ equity	$10,350	$4,133

[1]	Statutory net income is for the nine months ended September 30, 2018.

[2]	For reporting purposes, statutory capital and surplus is referred to collectively as "statutory capital".

[3]	Represents the limitations on the recognition of deferred tax assets under U.S. statutory accounting principles ("U.S. STAT").

[4]	Represents the tax timing differences between U.S. GAAP and U.S. STAT.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
ACCUMULATED OTHER COMPREHENSIVE INCOME (LOSS)

	AS OF
	Sept 30 2018	Jun 30 2018	Mar 31 2018	Dec 31 2017	Sept 30 2017	Jun 30 2017	Mar 31 2017
Fixed maturities net unrealized gain	$40	$211	$1,349	$1,837	$1,774	$1,696	$1,355
Equities net unrealized gain	—	—	—	94	66	59	58
OTTI losses recognized in AOCI	(4)	(3)	(5)	(3)	(4)	(3)	(4)
Net gains on cash flow hedging instruments	(17)	(12)	(24)	18	43	57	58
Total net unrealized gain	$19	$196	$1,320	$1,946	$1,879	$1,809	$1,467
Foreign currency translation adjustments	34	33	32	34	27	13	8
Pension and other postretirement plan adjustments	(1,572)	(1,582)	(1,591)	(1,317)	(1,321)	(1,328)	(1,682)
Total AOCI [1]	$(1,519)	$(1,353)	$(239)	$663	$585	$494	$(207)

[1]	The reduction in AOCI from March 31, 2018 to June 30, 2018 included the effect of removing $758 of Talcott Resolution AOCI from the balance sheet when the business was sold effective May 31, 2018.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY
INCOME STATEMENTS

	THREE MONTHS ENDED							NINE MONTHS ENDED
	Sept 30 2018	Jun 30 2018	Mar 31 2018	Dec 31 2017	Sept 30 2017	Jun 30 2017	Mar 31 2017	Sept 30 2018	Sept 30 2017
Written premiums	$2,605	$2,591	$2,658	$2,550	$2,626	$2,631	$2,710	$7,854	$7,967
Change in unearned premium reserve	(29)	(10)	88	(89)	(18)	(19)	88	49	51
Earned premiums	2,634	2,601	2,570	2,639	2,644	2,650	2,622	7,805	7,916
Fee income	19	18	19	20	20	20	21	56	61
Losses and loss adjustment expenses
Current accident year before catastrophes	1,620	1,534	1,537	1,615	1,672	1,646	1,612	4,691	4,930
Current accident year catastrophes	169	188	103	179	352	155	150	460	657
Prior accident year development	(60)	(47)	(32)	(42)	(1)	(10)	12	(139)	1
Total losses and loss adjustment expenses	1,729	1,675	1,608	1,752	2,023	1,791	1,774	5,012	5,588
Amortization of DAC	332	329	328	328	329	331	330	989	990
Underwriting expenses	511	495	470	510	496	467	465	1,476	1,428
Amortization of other intangible assets	3	2	1	2	1	1	1	6	3
Dividends to policyholders	8	6	4	24	4	3	4	18	11
Underwriting gain (loss)*	70	112	178	43	(189)	77	69	360	(43)
Net investment income	311	301	322	281	303	302	310	934	915
Net realized capital gains (losses)	37	50	(9)	57	16	42	17	78	75
Net servicing and other income	7	3	5	6	9	4	5	15	18
Income before income taxes	425	466	496	387	139	425	401	1,387	965
Income tax expense	76	83	92	168	23	123	113	251	259
Net income	349	383	404	219	116	302	288	1,136	706
Less: Net realized capital gains (losses), excluded from core earnings, before tax	36	49	(8)	56	16	41	17	77	74
Less: Income tax benefit (expense) [2]	(7)	(12)	4	(77)	(6)	(15)	(6)	(15)	(27)
Core earnings	$320	$346	$408	$240	$106	$276	$277	$1,074	$659
ROE
Net income [1]	15.5%	12.7%	11.9%	10.7%	5.0%	7.5%	4.5%
Less: Net realized capital gains (losses), excluded from core earnings, before tax	1.7%	1.4%	1.4%	1.7%	0.3%	0.1%	—%
Less: Loss on reinsurance transaction, before tax	—%	—%	—%	—%	(7.5%)	(7.5%)	(7.7)%
Less: Income tax benefit (expense) [2]	(1.2%)	(1.2%)	(1.2%)	(1.4%)	2.5%	3.1%	3.2%
Less: Impact of AOCI, excluded from core earnings ROE	(0.5%)	(0.5%)	(0.6%)	(0.7%)	(1.0%)	(1.2%)	(0.6)%
Core earnings [1]	15.5%	13.0%	12.3%	11.1%	10.7%	13.0%	9.6%

[1]
Net income ROE and core earnings ROE for Property & Casualty assumes a portion of debt and interest expense accounted for within Corporate is allocated to Property & Casualty. For further information, see Appendix, page 33.

[2]	Generally represents federal income tax benefit (expense) related to before tax items not included in core earnings.

* Denotes financial measure not calculated in accordance with generally accepted accounting principles (non-GAAP).

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY
UNDERWRITING RATIOS AND RESULTS

	THREE MONTHS ENDED							NINE MONTHS ENDED
	Sept 30 2018	Jun 30 2018	Mar 31 2018	Dec 31 2017	Sept 30 2017	Jun 30 2017	Mar 31 2017	Sept 30 2018	Sept 30 2017
UNDERWRITING GAIN (LOSS)	70	112	178	43	(189)	77	69	360	(43)
UNDERWRITING RATIOS
Losses and loss adjustment expenses
Current accident year before catastrophes	61.5	59.0	59.8	61.2	63.2	62.1	61.5	60.1	62.3
Current accident year catastrophes	6.4	7.2	4.0	6.8	13.3	5.8	5.7	5.9	8.3
Prior accident year development [1]	(2.3)	(1.8)	(1.2)	(1.6)	—	(0.4)	0.5	(1.8)	—
Total losses and loss adjustment expenses	65.6	64.4	62.6	66.4	76.5	67.6	67.7	64.2	70.6
Expenses	31.4	31.1	30.4	31.1	30.5	29.4	29.6	30.9	29.8
Policyholder dividends	0.3	0.2	0.2	0.9	0.2	0.1	0.2	0.2	0.1
Combined ratio	97.3	95.7	93.1	98.4	107.1	97.1	97.4	95.4	100.5
Current accident year catastrophes and prior accident year development	4.1	5.4	2.8	5.2	13.3	5.4	6.2	4.1	8.3
Underlying combined ratio *	93.2	90.3	90.3	93.2	93.9	91.6	91.2	91.3	92.2

[1]	The following table summarizes unfavorable (favorable) prior accident year development.

	THREE MONTHS ENDED							NINE MONTHS ENDED
	Sept 30 2018	Jun 30 2018	Mar 31 2018	Dec 31 2017	Sept 30 2017	Jun 30 2017	Mar 31 2017	Sept 30 2018	Sept 30 2017
Auto liability - Commercial Lines	$(5)	$(5)	$(5)	$(3)	$—	$—	$20	$(15)	$20
Auto liability - Personal Lines	(10)	—	—	—	—	—	—	(10)	—
Homeowners	(7)	(1)	(12)	(14)	—	—	—	(20)	—
Professional and general liability	(16)	26	10	2	—	—	10	20	10
Package business	(9)	(15)	8	(3)	(22)	—	—	(16)	(22)
Bond	—	—	—	22	20	—	(10)	—	10
Commercial property	2	1	(13)	(3)	1	(7)	1	(10)	(5)
Workers’ compensation	(24)	(48)	(25)	(50)	(9)	—	(20)	(97)	(29)
Workers' compensation discount accretion	10	10	10	7	5	8	8	30	21
Catastrophes	(13)	(31)	(3)	(4)	1	(10)	(3)	(47)	(12)
Uncollectible reinsurance	11	11	—	(15)	—	—	—	22	—
Other reserve re-estimates	1	5	(2)	19	3	(1)	6	4	8
Total prior accident year development	$(60)	$(47)	$(32)	$(42)	$(1)	$(10)	$12	$(139)	$1
* Denotes financial measure not calculated in accordance with generally accepted accounting principles (non-GAAP).

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
COMMERCIAL LINES
INCOME STATEMENTS

	THREE MONTHS ENDED							NINE MONTHS ENDED
	Sept 30 2018	Jun 30 2018	Mar 31 2018	Dec 31 2017	Sept 30 2017	Jun 30 2017	Mar 31 2017	Sept 30 2018	Sept 30 2017
Written premiums	$1,751	$1,734	$1,851	$1,727	$1,702	$1,706	$1,821	$5,336	$5,229
Change in unearned premium reserve	(34)	(11)	140	(7)	(21)	(14)	133	95	98
Earned premiums	1,785	1,745	1,711	1,734	1,723	1,720	1,688	5,241	5,131
Fee income	9	8	9	9	9	9	10	26	28
Losses and loss adjustment expenses
Current accident year before catastrophes	1,055	977	971	990	1,009	994	968	3,003	2,971
Current accident year catastrophes	95	74	69	(21)	270	63	71	238	404
Prior accident year development [1]	(53)	(73)	(19)	(34)	(3)	—	15	(145)	12
Total losses and loss adjustment expenses	1,097	978	1,021	935	1,276	1,057	1,054	3,096	3,387
Amortization of DAC	264	259	257	255	253	252	249	780	754
Underwriting expenses	353	336	324	352	348	324	323	1,013	995
Amortization of other intangible assets	2	1	—	1	—	—	—	3	—
Dividends to policyholders	8	6	4	24	4	3	4	18	11
Underwriting gain (loss)	70	173	114	176	(149)	93	68	357	12
Net servicing income (loss)	(1)	1	—	(1)	1	1	—	—	2
Net investment income	250	242	258	225	241	240	243	750	724
Net realized capital gains (losses)	29	42	(8)	47	13	32	11	63	56
Other income (expenses)	2	(3)	2	1	(1)	—	1	1	—
Income before income taxes	350	455	366	448	105	366	323	1,171	794
Income tax expense	61	83	68	162	15	108	92	212	215
Net income	289	372	298	286	90	258	231	959	579
Less: Net realized capital gains (losses), excluded from core earnings, before tax	28	40	(6)	45	12	32	11	62	55
Less: Income tax benefit (expense) [2]	(4)	(9)	2	(41)	(3)	(12)	(4)	(11)	(19)
Core earnings	$265	$341	$302	$282	$81	$238	$224	$908	$543

[1]	For further information, see Commercial Lines Income Statements (continued), page 11.

[2]	Generally represents federal income tax benefit (expense) related to before tax items not included in core earnings.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
COMMERCIAL LINES
INCOME STATEMENTS (CONTINUED)

Prior accident year development included the following unfavorable (favorable) reserve development:

	THREE MONTHS ENDED							NINE MONTHS ENDED
	Sept 30 2018	Jun 30 2018	Mar 31 2018	Dec 31 2017	Sept 30 2017	Jun 30 2017	Mar 31 2017	Sept 30 2018	Sept 30 2017
Auto liability	$(5)	$(5)	$(5)	$(3)	$—	$—	$20	$(15)	$20
Professional liability	(20)	6	2	1	—	—	—	(12)	—
Package business	(9)	(15)	8	(3)	(22)	—	—	(16)	(22)
General liability	4	20	8	1	—	—	10	32	10
Bond	—	—	—	22	20	—	(10)	—	10
Commercial property	2	1	(13)	(3)	1	(7)	1	(10)	(5)
Workers’ compensation	(24)	(48)	(25)	(50)	(9)	—	(20)	(97)	(29)
Workers' compensation discount accretion	10	10	10	7	5	8	8	30	21
Catastrophes	(11)	(44)	(8)	1	1	(2)	—	(63)	(1)
Uncollectible reinsurance	—	—	—	(15)	—	—	—	—	—
Other reserve re-estimates	—	2	4	8	1	1	6	6	8
Total prior accident year development	$(53)	$(73)	$(19)	$(34)	$(3)	$—	$15	$(145)	$12

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
COMMERCIAL LINES
UNDERWRITING RATIOS

	THREE MONTHS ENDED							NINE MONTHS ENDED
	Sept 30 2018	Jun 30 2018	Mar 31 2018	Dec 31 2017	Sept 30 2017	Jun 30 2017	Mar 31 2017	Sept 30 2018	Sept 30 2017
UNDERWRITING GAIN (LOSS)	$70	$173	$114	$176	$(149)	$93	$68	$357	$12
UNDERWRITING RATIOS
Losses and loss adjustment expenses
Current accident year before catastrophes	59.1	56.0	56.8	57.1	58.6	57.8	57.3	57.3	57.9
Current accident year catastrophes	5.3	4.2	4.0	(1.2)	15.7	3.7	4.2	4.5	7.9
Prior accident year development	(3.0)	(4.2)	(1.1)	(2.0)	(0.2)	—	0.9	(2.8)	0.2
Total losses and loss adjustment expenses	61.5	56.0	59.7	53.9	74.1	61.5	62.4	59.1	66.0
Expenses	34.2	33.7	33.4	34.5	34.4	33.0	33.3	33.8	33.5
Policyholder dividends	0.4	0.3	0.2	1.4	0.2	0.2	0.2	0.3	0.2
Combined ratio	96.1	90.1	93.3	89.9	108.6	94.6	96.0	93.2	99.8
Current accident year catastrophes and prior accident year development	2.3	—	2.9	(3.2)	15.5	3.7	5.1	1.7	8.1
Underlying combined ratio	93.7	90.0	90.4	93.0	93.2	90.9	90.9	91.4	91.7

COMBINED RATIOS BY LINE OF BUSINESS
SMALL COMMERCIAL
Combined ratio	87.6	86.6	89.0	83.9	101.5	90.4	91.7	87.7	94.6
Current accident year catastrophes	2.7	5.5	3.4	(1.2)	15.9	3.2	4.7	3.9	8.0
Prior accident year development	(3.9)	(4.4)	(1.8)	(2.7)	(3.5)	—	(0.3)	(3.4)	(1.3)
Underlying combined ratio	88.7	85.6	87.5	87.8	89.2	87.2	87.3	87.3	87.9
MIDDLE MARKET
Combined ratio	111.8	94.6	98.1	94.2	119.7	99.8	100.4	101.6	106.6
Current accident year catastrophes	11.5	3.7	6.6	(1.5)	21.1	5.5	5.2	7.3	10.6
Prior accident year development	0.1	(3.2)	(0.8)	(3.2)	1.5	(0.5)	1.4	(1.3)	0.8
Underlying combined ratio	100.2	94.1	92.2	98.9	97.0	94.9	93.8	95.6	95.2
SPECIALTY COMMERCIAL
Combined ratio	88.0	99.6	98.2	100.5	99.4	97.6	101.3	95.1	99.4
Current accident year catastrophes	—	0.1	—	—	—	0.2	—	—	0.1
Prior accident year development	(8.0)	1.0	0.7	0.9	0.8	1.5	3.9	(2.2)	2.0
Underlying combined ratio	96.0	98.5	97.5	99.6	98.6	95.9	97.5	97.3	97.3

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
COMMERCIAL LINES
SUPPLEMENTAL DATA

	THREE MONTHS ENDED							NINE MONTHS ENDED
	Sept 30 2018	Jun 30 2018	Mar 31 2018	Dec 31 2017	Sept 30 2017	Jun 30 2017	Mar 31 2017	Sept 30 2018	Sept 30 2017
WRITTEN PREMIUMS
Small Commercial	$916	$928	$996	$882	$905	$936	$986	$2,840	$2,827
Middle Market	622	586	616	628	584	566	592	1,824	1,742
Specialty Commercial	201	210	227	206	201	192	232	638	625
National Accounts	77	72	97	87	84	71	99	246	254
Financial Products	66	62	63	61	59	58	61	191	178
Bond	54	60	48	51	51	52	53	162	156
Other Specialty	4	16	19	7	7	11	19	39	37
Other	12	10	12	11	12	12	11	34	35
Total	$1,751	$1,734	$1,851	$1,727	$1,702	$1,706	$1,821	$5,336	$5,229
EARNED PREMIUMS
Small Commercial	$940	$927	$914	$923	$919	$914	$890	$2,781	$2,723
Middle Market	614	598	581	594	585	587	583	1,793	1,755
Specialty Commercial	219	209	204	206	208	207	203	632	618
National Accounts	94	82	84	85	84	85	86	260	255
Financial Products	62	60	59	60	62	60	60	181	182
Bond	53	54	50	51	51	51	47	157	149
Other Specialty	10	13	11	10	11	11	10	34	32
Other	12	11	12	11	11	12	12	35	35
Total	$1,785	$1,745	$1,711	$1,734	$1,723	$1,720	$1,688	$5,241	$5,131

STATISTICAL PREMIUM INFORMATION (YEAR OVER YEAR)
New Business Premium
Small Commercial	$152	$154	$166	$155	$140	$147	$154	$472	$441
Middle Market	$135	$138	$141	$137	$112	$107	$128	$414	$347
Renewal Price Increases [1]
Standard Commercial Lines - Written	1.7%	3.0%	2.4%	2.6%	3.4%	3.4%	3.2%	2.4%	3.3%
Standard Commercial Lines - Earned	2.9%	3.2%	3.2%	3.3%	3.0%	2.6%	2.4%	3.1%	2.7%
Policy Count Retention
Small Commercial	83%	82%	82%	83%	83%	83%	85%	82%	84%
Middle Market	78%	77%	78%	79%	76%	75%	80%	78%	77%
Policies in Force (in thousands)
Small Commercial	1,269	1,265	1,263	1,272	1,274	1,278	1,281
Middle Market	64	65	66	66	67	66	66

[1]	Excludes Maxum, higher hazard general liability in middle market and livestock lines of business.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PERSONAL LINES
INCOME STATEMENTS

	THREE MONTHS ENDED							NINE MONTHS ENDED
	Sept 30 2018	Jun 30 2018	Mar 31 2018	Dec 31 2017	Sept 30 2017	Jun 30 2017	Mar 31 2017	Sept 30 2018	Sept 30 2017
Written premiums	$854	$857	$807	$823	$924	$925	$889	$2,518	$2,738
Change in unearned premium reserve	5	1	(52)	(82)	3	(5)	(45)	(46)	(47)
Earned premiums	849	856	859	905	921	930	934	2,564	2,785
Fee income	10	10	10	11	11	11	11	30	33
Losses and loss adjustment expenses
Current accident year before catastrophes	565	557	566	625	663	652	644	1,688	1,959
Current accident year catastrophes	74	114	34	200	82	92	79	222	253
Prior accident year development [1]	(18)	10	(13)	(25)	2	(10)	(4)	(21)	(12)
Total losses and loss adjustment expenses	621	681	587	800	747	734	719	1,889	2,200
Amortization of DAC	68	70	71	73	76	79	81	209	236
Underwriting expenses	155	156	143	155	145	140	137	454	422
Amortization of other intangible assets	1	1	1	1	1	1	1	3	3
Underwriting gain (loss)	14	(42)	67	(113)	(37)	(13)	7	39	(43)
Net servicing income	5	4	4	5	4	4	3	13	11
Net investment income	39	37	40	34	36	35	36	116	107
Net realized capital gains	5	5	—	6	2	5	2	10	9
Other income (expense)	1	1	(1)	—	3	(1)	(1)	1	1
Income (loss) before income taxes	64	5	110	(68)	8	30	47	179	85
Income tax expense (benefit)	13	(1)	21	6	—	6	14	33	20
Net income (loss)	51	6	89	(74)	8	24	33	146	65
Less: Net realized capital gains (losses), excluded from core earnings, before tax	5	6	(1)	7	2	5	2	10	9
Less: Income tax benefit (expense) [2]	(1)	(2)	1	(35)	(1)	(1)	(1)	(2)	(3)
Core earnings (losses)	$47	$2	$89	$(46)	$7	$20	$32	$138	$59

[1]	For further information, see Personal Lines Income Statements (continued), page 15.

[2]	Generally represents federal income tax benefit (expense) related to before tax items not included in core earnings.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PERSONAL LINES
INCOME STATEMENTS (CONTINUED)

Prior accident year development included the following unfavorable (favorable) reserve development:

	THREE MONTHS ENDED							NINE MONTHS ENDED
	Sept 30 2018	Jun 30 2018	Mar 31 2018	Dec 31 2017	Sept 30 2017	Jun 30 2017	Mar 31 2017	Sept 30 2018	Sept 30 2017
Auto liability	$(10)	$—	$—	$—	$—	$—	$—	$(10)	$—
Homeowners	(7)	(1)	(12)	(14)	—	—	—	(20)	—
Catastrophes	(2)	13	5	(5)	—	(8)	(3)	16	(11)
Other reserve re-estimates, net	1	(2)	(6)	(6)	2	(2)	(1)	(7)	(1)
Total prior accident year development	$(18)	$10	$(13)	$(25)	$2	$(10)	$(4)	$(21)	$(12)

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PERSONAL LINES
UNDERWRITING RATIOS

	THREE MONTHS ENDED							NINE MONTHS ENDED
	Sept 30 2018	Jun 30 2018	Mar 31 2018	Dec 31 2017	Sept 30 2017	Jun 30 2017	Mar 31 2017	Sept 30 2018	Sept 30 2017
UNDERWRITING GAIN (LOSS)	$14	$(42)	$67	$(113)	$(37)	$(13)	$7	$39	$(43)
UNDERWRITING RATIOS
Losses and loss adjustment expenses
Current accident year before catastrophes	66.5	65.1	65.9	69.1	72.0	70.1	69.0	65.8	70.3
Current accident year catastrophes	8.7	13.3	4.0	22.1	8.9	9.9	8.5	8.7	9.1
Prior accident year development	(2.1)	1.2	(1.5)	(2.8)	0.2	(1.1)	(0.4)	(0.8)	(0.4)
Total losses and loss adjustment expenses	73.1	79.6	68.3	88.4	81.1	78.9	77.0	73.7	79.0
Expenses	25.2	25.4	23.9	24.1	22.9	22.5	22.3	24.8	22.5
Combined ratio	98.4	104.9	92.2	112.5	104.0	101.4	99.3	98.5	101.5
Current accident year catastrophes and prior accident year development	6.6	14.5	2.5	19.3	9.1	8.8	8.1	7.9	8.7
Underlying combined ratio	91.8	90.4	89.8	93.1	94.9	92.6	91.2	90.6	92.9
PRODUCT
Automobile
Combined ratio	98.9	99.7	93.1	101.7	106.3	100.8	97.5	97.2	101.5
Current accident year catastrophes	2.0	3.4	0.5	0.7	4.8	2.3	1.4	2.0	2.8
Prior accident year development	(1.7)	(0.2)	(1.6)	(0.7)	—	(0.6)	(0.4)	(1.2)	(0.3)
Underlying combined ratio	98.5	96.5	94.2	101.7	101.6	99.1	96.6	96.4	99.1
Homeowners
Combined ratio	96.9	117.8	89.8	137.4	97.9	103.4	103.4	101.5	101.6
Current accident year catastrophes	23.6	36.4	12.0	71.9	18.6	28.0	24.9	24.0	23.8
Prior accident year development	(3.0)	5.0	(1.1)	(7.3)	0.4	(2.1)	(0.4)	0.3	(0.7)
Underlying combined ratio	76.3	76.4	78.9	72.8	78.9	77.6	78.9	77.2	78.4

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PERSONAL LINES
SUPPLEMENTAL DATA

	THREE MONTHS ENDED							NINE MONTHS ENDED
	Sept 30 2018	Jun 30 2018	Mar 31 2018	Dec 31 2017	Sept 30 2017	Jun 30 2017	Mar 31 2017	Sept 30 2018	Sept 30 2017
DISTRIBUTION
WRITTEN PREMIUMS
AARP Direct	$706	$704	$654	$644	$735	$729	$687	$2,064	$2,151
AARP Agency	64	67	67	79	79	80	86	198	245
Other Agency	73	77	77	90	100	104	105	227	309
Other	11	9	9	10	10	12	11	29	33
Total	$854	$857	$807	$823	$924	$925	$889	$2,518	$2,738
EARNED PREMIUMS
AARP Direct	$687	$684	$681	$709	$713	$711	$708	$2,052	$2,132
AARP Agency	71	74	77	83	88	89	92	222	269
Other Agency	83	86	92	102	108	117	123	261	348
Other	8	12	9	11	12	13	11	29	36
Total	$849	$856	$859	$905	$921	$930	$934	$2,564	$2,785
PRODUCT LINE
WRITTEN PREMIUMS
Automobile	$583	$586	$581	$578	$636	$638	$645	$1,750	$1,919
Homeowners	271	271	226	245	288	287	244	768	819
Total	$854	$857	$807	$823	$924	$925	$889	$2,518	$2,738
EARNED PREMIUMS
Automobile	$591	$596	$600	$634	$644	$652	$654	$1,787	$1,950
Homeowners	258	260	259	271	277	278	280	777	835
Total	$849	$856	$859	$905	$921	$930	$934	$2,564	$2,785

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PERSONAL LINES
SUPPLEMENTAL DATA (CONTINUED)

	THREE MONTHS ENDED							NINE MONTHS ENDED
	Sept 30 2018	Jun 30 2018	Mar 31 2018	Dec 31 2017	Sept 30 2017	Jun 30 2017	Mar 31 2017	Sept 30 2018	Sept 30 2017
STATISTICAL PREMIUM INFORMATION (YEAR OVER YEAR)
New Business Premium
Automobile	$47	$42	$37	$35	$37	$38	$42	$126	$117
Homeowners	$12	$11	$9	$9	$11	$12	$12	$32	$35
Renewal Written Price Increases
Automobile	6.1%	8.1%	9.5%	11.1%	11.8%	10.4%	10.3%	7.9%	10.8%
Homeowners	10.0%	10.4%	9.5%	9.0%	8.5%	9.1%	8.9%	10.0%	8.8%
Renewal Earned Price Increases
Automobile	9.3%	10.4%	10.7%	10.8%	10.1%	9.1%	8.2%	10.1%	9.1%
Homeowners	9.6%	9.2%	8.9%	8.8%	8.7%	8.5%	8.2%	9.2%	8.4%
Policy Count Retention
Automobile	83%	82%	80%	80%	80%	81%	82%	82%	81%
Homeowners	83%	84%	82%	83%	83%	83%	82%	83%	82%
Premium Retention
Automobile	85%	86%	85%	87%	87%	88%	88%	85%	88%
Homeowners	90%	91%	89%	89%	89%	90%	88%	90%	89%
Policies in Force (in thousands)
Automobile	1,547	1,589	1,641	1,702	1,768	1,839	1,905
Homeowners	948	978	1,008	1,038	1,071	1,109	1,144

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
P&C OTHER OPERATIONS
INCOME STATEMENTS

	THREE MONTHS ENDED							NINE MONTHS ENDED
	Sept 30 2018	Jun 30 2018	Mar 31 2018	Dec 31 2017	Sept 30 2017	Jun 30 2017	Mar 31 2017	Sept 30 2018	Sept 30 2017
Losses and loss adjustment expenses
Prior accident year development [1]	$11	$16	$—	$17	$—	—	1	27	1
Total losses and loss adjustment expenses	11	16	—	17	—	—	1	27	1
Underwriting expenses	3	3	3	3	3	3	5	9	11
Underwriting loss	(14)	(19)	(3)	(20)	(3)	(3)	(6)	(36)	(12)
Net investment income	22	22	24	22	26	27	31	68	84
Net realized capital gains (losses)	3	3	(1)	4	1	5	4	5	10
Other income	—	—	—	1	2	—	2	—	4
Income before income taxes	11	6	20	7	26	29	31	37	86
Income tax expense	2	1	3	—	8	9	7	6	24
Net income	9	5	17	7	18	20	24	31	62
Less: Net realized capital gains (losses), excluded from core earnings, before tax	3	3	(1)	4	2	4	4	5	10
Less: Income tax benefit (expense) [2]	(2)	(1)	1	(1)	(2)	(2)	(1)	(2)	(5)
Core earnings	$8	$3	$17	$4	$18	$18	$21	$28	$57
[1] The three months ended September 30, 2018 include reserve increases for the allowance for uncollectible reinsurance. The three months ended June 30, 2018 included reserve increases for the allowance for uncollectible reinsurance and certain mass torts.
[2] Generally represents federal income tax benefit (expense) related to before tax items not included in core earnings.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
GROUP BENEFITS
INCOME STATEMENTS

	THREE MONTHS ENDED							NINE MONTHS ENDED
	Sept 30 2018	Jun 30 2018	Mar 31 2018	Dec 31 2017	Sept 30 2017	Jun 30 2017	Mar 31 2017	Sept 30 2018	Sept 30 2017
Earned premiums	$1,353	$1,357	$1,357	$1,162	$803	$805	$816	$4,067	$2,424
Fee income	43	44	44	34	19	19	19	131	57
Net investment income	117	115	121	103	95	88	95	353	278
Net realized capital gains (losses)	(3)	2	(25)	4	9	13	8	(26)	30
Total revenues	1,510	1,518	1,497	1,303	926	925	938	4,525	2,789
Benefits, losses and loss adjustment expenses	1,054	1,059	1,085	910	614	628	651	3,198	1,893
Amortization of DAC	12	11	10	9	8	8	8	33	24
Insurance operating costs and other expenses	319	317	321	298	204	193	220	957	617
Amortization of other intangible assets	15	16	17	9	—	—	—	48	—
Total benefits, losses and expenses	1,400	1,403	1,433	1,226	826	829	879	4,236	2,534
Income before income taxes	110	115	64	77	100	96	59	289	255
Income tax expense (benefit)	33	19	10	(32)	29	27	14	62	70
Net income	77	96	54	109	71	69	45	227	185
Less: Net realized capital gains (losses), excluded from core earnings, before tax	(3)	—	(26)	4	7	13	7	(29)	27
Less: Integration and transaction costs associated with acquired business, before tax	(12)	(11)	(12)	(17)	—	—	—	(35)	—
Less: Income tax benefit (expense) [1]	(10)	3	7	55	(2)	(5)	(2)	—	(9)
Core earnings	$102	$104	$85	$67	$66	$61	$40	$291	$167
Margin
Net income margin	5.1%	6.3%	3.6%	8.4%	7.7%	7.5%	4.9%	5.0%	6.7%
Core earnings margin*	6.7%	6.9%	5.6%	5.2%	7.2%	6.7%	4.3%	6.4%	6.1%
ROE
Net income [2]	12.0%	11.9%	10.9%	10.5%	11.6%	11.0%	10.7%
Less: Net realized capital gains (losses), excluded from core earnings, before tax	(1.0%)	(0.6%)	(0.1%)	1.2%	1.7%	2.2%	2.4%
Less: Integration costs	(2.1%)	(1.6%)	(1.2%)	(0.7%)	—%	—%	—%
Less: Income tax benefit (expense) [1]	2.2%	2.6%	2.3%	1.8%	(0.6%)	(0.8%)	(0.9)%
Less: Impact of AOCI, excluded from core earnings ROE	(0.2%)	(0.4%)	(0.4%)	(0.4%)	(1.5%)	(1.5%)	(1.0)%
Core earnings [2]	13.1%	11.9%	10.3%	8.6%	12.0%	11.1%	10.2%

[1]
Generally represents federal income tax benefit (expense) related to before tax items not included in core earnings,though for the three and nine months ended September 30, 2018, also included $14 of income tax expense that was primarily driven by the effect of the lower corporate income tax rate on deferred taxes due to the filing of the Company's 2017 federal income tax return and completion of the Aetna group benefits acquisition.

[2]
Net income ROE and core earnings ROE for Group Benefits assumes a portion of debt and interest expense accounted for within Corporate is allocated to Group Benefits. For further information, see Appendix, page 33.

* Denotes financial measure not calculated in accordance with generally accepted accounting principles (non-GAAP).

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
GROUP BENEFITS
SUPPLEMENTAL DATA

	THREE MONTHS ENDED							NINE MONTHS ENDED
	Sept 30 2018	Jun 30 2018	Mar 31 2018	Dec 31 2017	Sept 30 2017	Jun 30 2017	Mar 31 2017	Sept 30 2018	Sept 30 2017
PREMIUMS
Fully insured ongoing premiums
Group disability	$641	$642	$633	$539	$368	$360	$364	$1,916	$1,092
Group life	652	651	664	567	382	391	386	1,967	1,159
Other	60	59	60	55	53	51	55	179	159
Total fully insured ongoing premiums	1,353	1,352	1,357	1,161	803	802	805	4,062	2,410
Total buyouts [1]	—	5	—	1	—	3	11	5	14
Total premiums	$1,353	$1,357	$1,357	$1,162	$803	$805	$816	$4,067	$2,424
SALES (GROSS ANNUALIZED NEW PREMIUMS)
Fully insured ongoing sales
Group disability	$48	$47	$260	$77	$43	$32	$87	$355	$162
Group life	47	34	160	22	20	33	115	241	168
Other	9	4	34	4	5	2	9	47	16
Total fully insured ongoing sales	104	85	454	103	68	67	211	643	346
Total buyouts [1]	—	5	—	1	—	3	11	5	14
Total sales	$104	$90	$454	$104	$68	$70	$222	$648	$360
RATIOS, EXCLUDING BUYOUTS
Group disability loss ratio	75.9%	74.3%	74.9%	72.9%	73.0%	78.9%	82.9%	75.0%	78.3%
Group life loss ratio	76.6%	77.4%	80.9%	80.2%	77.7%	74.2%	73.1%	78.3%	75.0%
Total loss ratio	75.5%	75.5%	77.4%	76.1%	74.7%	76.1%	77.7%	76.2%	76.2%
Expense ratio	23.9%	23.9%	24.0%	25.0%	25.8%	24.5%	27.7%	23.9%	26.0%

[1]	Takeover of open claim liabilities and other non-recurring premium amounts.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
MUTUAL FUNDS
INCOME STATEMENTS

	THREE MONTHS ENDED							NINE MONTHS ENDED
	Sept 30 2018	Jun 30 2018	Mar 31 2018	Dec 31 2017	Sept 30 2017	Jun 30 2017	Mar 31 2017	Sept 30 2018	Sept 30 2017
Investment management fees	$188	$182	$181	$179	$172	$162	$155	$551	$489
Shareholder servicing fees	23	22	21	21	24	27	24	66	75
Other revenue	57	58	57	58	56	58	59	172	173
Net realized capital losses	—	(1)	—	—	—	—	—	(1)	—
Total revenues	268	261	259	258	252	247	238	788	737
Sub-advisory expense	69	66	66	65	63	60	56	201	179
Employee compensation and benefits	28	27	29	27	28	28	28	84	84
Distribution and service	91	91	91	91	90	90	89	273	269
General, administrative and other	28	31	30	19	31	31	30	89	92
Total expenses	216	215	216	202	212	209	203	647	624
Income before income taxes	52	46	43	56	40	38	35	141	113
Income tax expense	11	9	9	23	14	14	12	29	40
Net income	$41	$37	$34	$33	$26	$24	$23	$112	$73
Less: Net realized capital losses, excluded from core earnings, before tax	—	(1)	—	—	—	—	—	(1)	—
Less: Income tax expense	—	—	—	(4)	—	—	—	—	—
Core earnings	$41	$38	$34	$37	$26	$24	$23	$113	$73
Daily average total Mutual Funds segment AUM	$119,897	$117,070	$117,301	$113,830	$109,640	$105,625	$101,114	$118,098	$105,491
Return on assets (bps, after tax) [1]
Net income	13.6	12.6	11.9	11.5	9.5	9.2	9.2	12.7	9.3
Core earnings*	13.6	12.8	11.9	12.8	9.5	9.2	9.2	12.8	9.3
ROE
Net income [2]	51.8%	47.9%	44.3%	40.9%	34.3%	33.0%	32.0%
Less: Net realized capital losses excluded from core earnings, before tax	(0.4%)	(0.4%)	—%	—%	—%	—%	—%
Less: Income tax expense	(1.5%)	(1.5%)	(1.6%)	(1.6%)	—%	—%	—%
Less: Impact of AOCI, excluded from core earnings ROE	0.4%	0.3%	0.2%	(0.1%)	(0.3%)	(0.3%)	—%
Core earnings [2]	53.3%	49.5%	45.7%	42.6%	34.6%	33.3%	32.0%

[1]	Represents annualized earnings divided by daily average assets under management, as measured in basis points ("bps") which represents one hundredth of one percent.

[2]
Net income ROE and core earnings ROE for Mutual Funds assumes a portion of debt and interest expense accounted for within Corporate is allocated to Mutual Funds. For further information, see Appendix, page 33.

* Denotes financial measure not calculated in accordance with generally accepted accounting principles (non-GAAP).

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
MUTUAL FUNDS
ASSET VALUE ROLLFORWARD
ASSETS UNDER MANAGEMENT BY ASSET CLASS

	THREE MONTHS ENDED							NINE MONTHS ENDED
	Sept 30 2018	Jun 30 2018	Mar 31 2018	Dec 31 2017	Sept 30 2017	Jun 30 2017	Mar 31 2017	Sept 30 2018	Sept 30 2017
Equity Funds
Beginning balance	$66,285	$64,702	$63,740	$61,163	$58,047	$54,683	$50,826	$63,740	$50,826
Sales	3,672	3,452	4,175	3,060	3,630	4,076	3,987	11,299	11,693
Redemptions	(3,449)	(3,116)	(3,749)	(3,276)	(2,944)	(3,269)	(3,587)	(10,314)	(9,800)
Net flows	223	336	426	(216)	686	807	400	985	1,893
Change in market value and other	2,955	1,247	536	2,793	2,430	2,557	3,457	4,738	8,444
Ending balance	$69,463	$66,285	$64,702	$63,740	$61,163	$58,047	$54,683	$69,463	$61,163
Fixed Income Funds
Beginning balance	$14,556	$14,378	$14,401	$14,454	$14,286	$13,973	$13,301	$14,401	$13,301
Sales	946	1,119	1,002	771	866	1,079	1,930	3,067	3,875
Redemptions	(772)	(960)	(1,030)	(966)	(861)	(900)	(1,406)	(2,762)	(3,167)
Net flows	174	159	(28)	(195)	5	179	524	305	708
Change in market value and other	101	19	5	142	163	134	148	125	445
Ending balance	$14,831	$14,556	$14,378	$14,401	$14,454	$14,286	$13,973	$14,831	$14,454
Multi-Strategy Investments Funds [1]
Beginning balance	$19,894	$20,137	$20,469	$19,571	$18,923	$18,142	$17,171	$20,469	$17,171
Sales	558	681	1,000	993	868	1,093	1,301	2,239	3,262
Redemptions	(971)	(931)	(914)	(751)	(792)	(765)	(892)	(2,816)	(2,449)
Net flows	(413)	(250)	86	242	76	328	409	(577)	813
Change in market value and other	581	7	(418)	656	572	453	562	170	1,587
Ending balance	$20,062	$19,894	$20,137	$20,469	$19,571	$18,923	$18,142	$20,062	$19,571
Exchange-traded Products ("ETP") AUM
Beginning balance	$930	$666	$480	$409	$325	278	209	480	209
Net flows	261	228	194	42	60	33	22	683	115
Change in market value and other	(14)	36	(8)	29	24	14	47	14	85
Ending balance	$1,177	$930	$666	$480	$409	325	278	1,177	409
Mutual Fund and ETP AUM
Beginning balance	$101,665	$99,883	$99,090	$95,597	$91,581	$87,076	$81,507	$99,090	$81,507
Sales - mutual fund	5,176	5,252	6,177	4,824	5,364	6,248	7,218	16,605	18,830
Redemptions - mutual fund	(5,192)	(5,007)	(5,693)	(4,993)	(4,597)	(4,934)	(5,885)	(15,892)	(15,416)
Net flows - ETP	261	228	194	42	60	33	22	683	115
Net flows - mutual fund and ETP	245	473	678	(127)	827	1,347	1,355	1,396	3,529
Change in market value and other	3,623	1,309	115	3,620	3,189	3,158	4,214	5,047	10,561
Ending balance	105,533	101,665	99,883	99,090	95,597	91,581	87,076	105,533	95,597
Talcott Resolution life and annuity separate account AUM [2]	15,543	15,376	15,614	16,260	16,127	16,098	16,123	15,543	16,127
Total Mutual Funds segment AUM	$121,076	$117,041	$115,497	$115,350	$111,724	$107,679	$103,199	$121,076	$111,724

[1]	Includes balanced, allocation, and alternative investment products.

[2]	Represents AUM of the Talcott Resolution life and annuity business sold in May, 2018 that is still managed by the Company's Mutual Funds segment.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
CORPORATE
INCOME STATEMENTS

	THREE MONTHS ENDED							NINE MONTHS ENDED
	Sept 30 2018	Jun 30 2018	Mar 31 2018	Dec 31 2017	Sept 30 2017	Jun 30 2017	Mar 31 2017	Sept 30 2018	Sept 30 2017
Fee income [1]	$15	$4	$2	$2	$1	$—	$1	$21	$2
Other revenue	6	2	—	—	—	—		8	—
Net investment income	15	11	7	9	5	5	4	33	14
Net realized capital gains (losses)	4	1	4	(1)	1	—	(1)	9	—
Total revenues	40	18	13	10	7	5	4	71	16
Benefits, losses and loss adjustment expenses [2]	3	4	2	31	—	—	—	9	—
Insurance operating costs and other expenses	25	19	15	(1)	26	16	18	59	60
Pension settlement	—	—	—	—	—	750	—	—	750
Loss on extinguishment of debt	—	6	—	—	—	—	—	6	—
Interest expense	69	79	80	78	79	79	80	228	238
Total expenses	97	108	97	108	105	845	98	302	1,048
Loss from continuing operations before income taxes	(57)	(90)	(84)	(98)	(98)	(840)	(94)	(231)	(1,032)
Income tax expense (benefit) [3]	(17)	(8)	(20)	821	(30)	(293)	(41)	(45)	(364)
Loss from continuing operations, net of tax	(40)	(82)	(64)	(919)	(68)	(547)	(53)	(186)	(668)
Income (loss) from discontinued operations, net of tax [4]	5	148	169	(3,145)	89	112	75	322	276
Net income (loss)	(35)	66	105	(4,064)	21	(435)	22	136	(392)
Less: Net realized capital gains (losses), excluded from core earnings, before tax	4	2	4	(1)	2	(1)	(1)	10	—
Less: Loss on extinguishment of debt, before tax	—	(6)	—	—	—	—	—	(6)	—
Less: Pension settlement, before tax	—	—	—	—	—	(750)	—	—	(750)
Less: Income tax benefit (expense) [3] [5]	1	(2)	(2)	(867)	(2)	262	—	(3)	260
Less: Income (loss) from discontinued operations, after tax [4]	5	148	169	(3,145)	89	112	75	322	276
Core losses	$(45)	$(76)	$(66)	$(51)	$(68)	$(58)	$(52)	$(187)	$(178)

[1]	Beginning in June, 2018, includes fee income from managing invested assets of Talcott Resolution.

[2]	Benefits incurred relates to life and annuity business retained by the Company.

[3]
The three months and year ended December 31, 2017 include $867 of income tax expense primarily from reducing net deferred tax assets due to the reduction in the corporate Federal income tax rate from 35% to 21%.

[4]
The three months ended December 31, 2017 included an estimated loss on sale of $3.3 billion related to the sale of Talcott Resolution, the Company's life and annuity run-off business that was sold in May, 2018. The three months ended June 30, 2018 and March 31, 2018, included a reduction in loss on sale of $151 and $62, respectively.

[5]	Generally represents federal income tax benefit (expense) related to before tax items not included in core earnings.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
INVESTMENT INCOME BEFORE TAX
CONSOLIDATED

	THREE MONTHS ENDED							NINE MONTHS ENDED
	Sept 30 2018	Jun 30 2018	Mar 31 2018	Dec 31 2017	Sept 30 2017	Jun 30 2017	Mar 31 2017	Sept 30 2018	Sept 30 2017
Net Investment Income
Fixed maturities [1]
Taxable	$269	$252	$238	$226	$224	$224	$221	$759	$669
Tax-exempt	101	106	111	105	103	102	98	318	303
Total fixed maturities	370	358	349	331	327	326	319	1,077	972
Equity securities	6	6	6	10	4	5	5	18	14
Mortgage loans	35	34	33	33	31	30	30	102	91
Limited partnerships and other alternative investments [2]	45	39	73	29	48	39	58	157	145
Other [3]	10	9	8	10	13	11	15	27	39
Subtotal	466	446	469	413	423	411	427	1,381	1,261
Investment expense	(22)	(18)	(18)	(19)	(19)	(16)	(17)	(58)	(52)
Total net investment income	$444	$428	$451	$394	$404	$395	$410	$1,323	$1,209
Annualized investment yield, before tax [4]	4.0%	3.9%	4.2%	3.8%	4.1%	4.1%	4.2%	4.0%	4.1%
Annualized limited partnerships and other alternative investment yield, before tax [4]	10.6%	9.5%	18.6%	7.3%	12.8%	10.1%	15.5%	13.3%	13.2%
Annualized investment yield, before tax, excluding limited partnership and other alternative investments [4] *	3.7%	3.7%	3.7%	3.7%	3.8%	3.8%	3.8%	3.7%	3.8%
Annualized investment yield, after tax [4]	3.3%	3.3%	3.5%	2.8%	3.0%	3.0%	3.1%	3.4%	3.0%
Average reinvestment rate [5]	4.0%	4.0%	3.8%	3.3%	3.4%	3.5%	3.5%	4.0%	3.5%
Average sales/maturities yield [6]	3.8%	3.7%	3.3%	3.3%	4.1%	3.7%	3.6%	3.6%	3.8%
Portfolio duration (in years) [7]	4.9	4.9	5.1	5.2	5.0	5.0	5.1	4.9	5.0

[1]	Includes income on short-term bonds.

[2]	Other alternative investments include an insurer-owned life insurance policy which is invested in hedge funds and other investments.

[3]	Primarily represents income from derivatives that qualify for hedge accounting and are used to hedge fixed maturities.

[4]
Represents annualized net investment income divided by the monthly average invested assets at amortized cost as applicable, excluding repurchase agreement and securities lending collateral, if any, and derivatives book value.

[5]
Represents the annualized yield on fixed maturities and mortgage loans that were purchased during the respective period. Excludes U.S. Treasury securities, cash equivalent securities, and repurchase agreement and securities lending collateral, if any.

[6]
Represents the annualized yield on fixed maturities and mortgage loans that were sold, matured, or redeemed, including calls and pay-downs, during the respective period. Excludes U.S. Treasury securities, cash equivalent securities, and repurchase agreement and securities lending collateral, if any.

[7]	Excludes certain short-term securities.
* Denotes financial measure not calculated in accordance with generally accepted accounting principles (non-GAAP).

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
INVESTMENT INCOME BEFORE TAX
PROPERTY & CASUALTY

	THREE MONTHS ENDED							NINE MONTHS ENDED
	Sept 30 2018	Jun 30 2018	Mar 31 2018	Dec 31 2017	Sept 30 2017	Jun 30 2017	Mar 31 2017	Sept 30 2018	Sept 30 2017
Net Investment Income
Fixed maturities [1]
Taxable	$178	$168	$163	$158	$169	$169	$168	$509	$506
Tax-exempt	77	79	82	81	81	81	78	238	240
Total fixed maturities	255	247	245	239	250	250	246	747	746
Equity securities	5	5	4	4	4	4	4	14	12
Mortgage loans	24	23	24	24	22	21	21	71	64
Limited partnerships and other alternative investments [2]	35	33	58	23	34	32	45	126	111
Other [3]	8	6	4	6	7	8	8	18	23
Subtotal	327	314	335	296	317	315	324	976	956
Investment expense	(16)	(13)	(13)	(15)	(14)	(13)	(14)	(42)	(41)
Total net investment income	$311	$301	$322	$281	$303	$302	$310	$934	$915
Annualized investment yield, before tax [4]	4.1%	4.0%	4.3%	3.8%	4.0%	4.1%	4.2%	4.1%	4.1%
Annualized limited partnerships and other alternative investment yield, before tax [4]	9.8%	9.3%	17.0%	6.5%	10.4%	9.6%	13.6%	12.4%	11.6%
Annualized investment yield, before tax, excluding limited partnership and other alternative investments [4]	3.8%	3.8%	3.7%	3.7%	3.7%	3.8%	3.7%	3.7%	3.8%
Annualized investment yield, after tax [4]	3.4%	3.4%	3.5%	2.8%	2.9%	3.0%	3.1%	3.4%	3.0%
Average reinvestment rate [5]	3.9%	4.0%	3.7%	3.2%	3.4%	3.5%	3.7%	3.9%	3.5%
Average sales/maturities yield [6]	3.8%	3.9%	3.7%	3.6%	4.1%	3.8%	3.8%	3.8%	3.9%
Portfolio duration (in years) [7]	4.9	4.9	4.9	5.0	5.0	5.0	5.0	4.9	5.0
Footnotes [1] through [7] are explained on page 25.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
INVESTMENT INCOME BEFORE TAX
GROUP BENEFITS

	THREE MONTHS ENDED							NINE MONTHS ENDED
	Sept 30 2018	Jun 30 2018	Mar 31 2018	Dec 31 2017	Sept 30 2017	Jun 30 2017	Mar 31 2017	Sept 30 2018	Sept 30 2017
Net Investment Income
Fixed maturities [1]
Taxable	$77	$75	$70	$63	$50	$50	$49	$222	$149
Tax-exempt	23	25	27	24	21	21	20	75	62
Total fixed maturities	100	100	97	87	71	71	69	297	211
Equity securities	—	—	1	1	—	—	—	1	—
Mortgage loans	11	11	9	9	9	9	10	31	28
Limited partnerships and other alternative investments [2]	10	6	15	6	14	7	13	31	34
Other [3]	2	3	4	4	5	4	6	9	15
Subtotal	123	120	126	107	99	91	98	369	288
Investment expense	(6)	(5)	(5)	(4)	(4)	(3)	(3)	(16)	(10)
Total net investment income	$117	$115	$121	$103	$95	$88	$95	$353	$278
Annualized investment yield, before tax [4]	4.1%	4.1%	4.3%	3.8%	4.9%	4.5%	4.8%	4.2%	4.8%
Annualized limited partnerships and other alternative investment yield, before tax [4]	15.4%	10.6%	28.3%	12.2%	29.4%	13.3%	28.9%	18.8%	25.2%
Annualized investment yield, before tax, excluding limited partnership and other alternative investments [4] [8]	3.9%	3.9%	3.8%	3.7%	4.3%	4.3%	4.3%	3.9%	4.3%
Annualized investment yield, after tax [4]	3.4%	3.4%	3.5%	2.8%	3.5%	3.3%	3.5%	3.4%	3.4%
Average reinvestment rate [5]	4.1%	4.2%	3.9%	3.4%	3.6%	3.6%	3.6%	4.1%	3.6%
Average sales/maturities yield [6]	3.6%	3.8%	3.0%	2.9%	4.3%	3.9%	4.0%	3.4%	4.1%
Portfolio duration (in years) [7]	6.1	6.0	6.1	6.3	6.0	6.0	5.9	6.1	6.0
Footnotes [1] through [7] are explained on page 25.

[8]
Beginning in the fourth quarter of 2017, the average yield reflects the fact that invested assets acquired as part of the acquisition of Aetna's U.S. group life and disability business on November 1, 2017 were recorded at the then current yields, which are lower than the yields of the remainder of the Group Benefits segment invested assets.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
NET INVESTMENT INCOME
CONSOLIDATED

	THREE MONTHS ENDED							NINE MONTHS ENDED
Net Investment Income by Segment	Sept 30 2018	Jun 30 2018	Mar 31 2018	Dec 31 2017	Sept 30 2017	Jun 30 2017	Mar 31 2017	Sept 30 2018	Sept 30 2017
Net Investment Income
Commercial Lines	$250	$242	$258	$225	$241	$240	$243	$750	$724
Personal Lines	39	37	40	34	36	35	36	116	107
P&C Other Operations	22	22	24	22	26	27	31	68	84
Total Property & Casualty	$311	$301	$322	$281	$303	$302	$310	$934	$915
Group Benefits	117	115	121	103	95	88	95	353	278
Mutual Funds	1	1	1	1	1	—	1	3	2
Corporate	15	11	7	9	5	5	4	33	14
Total net investment income by segment	$444	$428	$451	$394	$404	$395	$410	$1,323	$1,209

	THREE MONTHS ENDED							NINE MONTHS ENDED
Net Investment Income From Limited Partnerships and Other Alternative Investments	Sept 30 2018	Jun 30 2018	Mar 31 2018	Dec 31 2017	Sept 30 2017	Jun 30 2017	Mar 31 2017	Sept 30 2018	Sept 30 2017
Total Property & Casualty	$35	$33	$58	$23	$34	$32	$45	$126	$111
Group Benefits	10	6	15	6	14	7	13	31	34
Total net investment income from limited partnerships and other alternative investments [1]	$45	$39	$73	$29	$48	$39	$58	$157	$145

[1]	Amounts are included above in total net investment income by segment.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
COMPONENTS OF NET REALIZED CAPITAL GAINS (LOSSES)
CONSOLIDATED

	THREE MONTHS ENDED							NINE MONTHS ENDED
	Sept 30 2018	Jun 30 2018	Mar 31 2018	Dec 31 2017	Sept 30 2017	Jun 30 2017	Mar 31 2017	Sept 30 2018	Sept 30 2017
Net Realized Capital Gains (Losses)
Gross gains on sales	$26	$46	$19	$91	$46	$77	$61	$91	$184
Gross losses on sales	(41)	(31)	(57)	(29)	(16)	(22)	(46)	(129)	(84)
Equity securities [1]	46	26	16	—	—	—	—	88	—
Net impairment losses	(1)	—	—	(4)	(1)	(2)	(1)	(1)	(4)
Valuation allowances on mortgage loans	—	—	—	(1)	—	—	—	—	—
Transactional foreign currency revaluation	—	—	1	—	—	8	6	1	14
Non-qualifying foreign currency derivatives	1	4	(3)	—	—	(7)	(7)	2	(14)
Other net gains (losses) [2] [3]	7	7	(6)	3	(3)	1	11	8	9
Total net realized capital gains (losses)	$38	$52	$(30)	$60	$26	$55	$24	$60	$105
Less: Net realized capital gains, included in core earnings, before tax	1	2	—	1	1	2	1	3	4
Total net realized capital gains (losses) excluded from core earnings, before tax	37	50	(30)	59	25	53	23	57	101
Less: Impacts of tax	8	10	(5)	22	10	20	8	13	38
Total net realized capital gains (losses) excluded from core earnings	$29	$40	$(25)	$37	$15	$33	$15	$44	$63

[1]	Effective January 1, 2018, with adoption of new accounting guidance for equity securities at fair value, includes all changes in fair value and trading gains and losses for equity securities.

[2]	Includes changes in value of non-qualifying derivatives, including credit derivatives and interest rate derivatives used to manage duration.

[3]	Includes periodic net coupon settlements on credit derivatives which are included in core earnings.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
COMPOSITION OF INVESTED ASSETS
CONSOLIDATED

	Sept 30 2018		Jun 30 2018		Mar 31 2018		Dec 31 2017		Sept 30 2017
	Amount [1]	Percent	Amount	Percent	Amount	Percent	Amount	Percent	Amount [1]	Percent
Total investments	$46,134	100.0%	$45,648	100.0%	$44,432	100.0%	$45,146	100.0%	$42,246	100.0%
Asset-backed securities	$1,191	3.3%	$994	2.7%	$911	2.5%	$1,126	3.0%	$1,350	4.0%
Collateralized debt obligations	1,326	3.7%	1,089	3.0%	1,144	3.2%	1,260	3.4%	1,402	4.1%
Commercial mortgage-backed securities	3,657	10.2%	3,494	9.7%	3,311	9.2%	3,336	8.9%	2,969	8.7%
Corporate	13,492	37.3%	13,349	36.9%	12,634	35.2%	12,804	34.7%	11,372	33.4%
Foreign government/government agencies	952	2.6%	1,133	3.1%	1,082	3.0%	1,110	3.0%	984	2.9%
Municipal [2]	10,602	29.3%	11,142	30.8%	11,544	32.1%	12,485	33.8%	11,203	32.9%
Residential mortgage-backed securities	3,118	8.5%	3,207	8.9%	3,086	8.6%	3,044	8.3%	2,590	7.7%
U.S. Treasuries	1,828	5.1%	1,786	4.9%	2,212	6.2%	1,799	4.9%	2,156	6.3%
Total fixed maturities, available-for-sale	$36,166	100.0%	$36,194	100.0%	$35,924	100.0%	$36,964	100.0%	$34,026	100.0%
U.S. government/government agencies	$4,735	13.1%	$4,722	13.0%	$4,972	13.8%	$4,536	12.3%	$4,324	12.7%
AAA	6,379	17.6%	6,027	16.7%	5,812	16.2%	6,072	16.4%	5,535	16.3%
AA	7,085	19.6%	7,096	19.6%	6,942	19.3%	7,810	21.1%	7,211	21.2%
A	8,543	23.6%	8,846	24.4%	8,873	24.7%	8,919	24.1%	7,906	23.2%
BBB	8,232	22.8%	8,157	22.5%	7,839	21.8%	7,931	21.5%	7,350	21.6%
BB	721	2.0%	822	2.3%	890	2.5%	1,005	2.7%	959	2.8%
B	446	1.2%	498	1.4%	529	1.5%	618	1.7%	595	1.7%
CCC	23	0.1%	23	0.1%	64	0.2%	69	0.2%	139	0.4%
CC & below	2	—%	3	—%	3	—%	4	—%	7	0.1%
Total fixed maturities, available-for-sale	$36,166	100.0%	$36,194	100.0%	$35,924	100.0%	$36,964	100.0%	$34,026	100.0%

[1]	Amount represents the value at which the assets are presented in the Consolidating Balance Sheets (page 4).

[2]	Primarily comprised of $7.9 billion in Property & Casualty, $2.5 billion in Group Benefits, and $178 in Corporate as of September 30, 2018.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
INVESTED ASSET EXPOSURES
SEPTEMBER 30, 2018

	Cost or Amortized Cost	Fair Value	Percent of Total Invested Assets
Top Ten Corporate Fixed Maturity and Equity Exposures by Sector, Available-for-sale
Financial services	$3,578	$3,523	7.6%
Utilities	2,180	2,155	4.7%
Consumer non-cyclical	2,018	1,982	4.3%
Technology and communications	1,722	1,726	3.7%
Energy [1]	1,164	1,163	2.5%
Capital goods	1,157	1,145	2.5%
Consumer cyclical	1,005	996	2.2%
Basic industry	622	622	1.4%
Transportation	571	565	1.2%
Other	658	650	1.4%
Total	$14,675	$14,527	31.5%
Top Ten Exposures by Issuer [2]
New York City Transitional Finance Authority	$284	$292	0.6%
New York State Dormitory Authority	278	286	0.6%
Commonwealth of Massachusetts	213	221	0.5%
State of California	203	212	0.5%
Wells Fargo & Company	190	189	0.4%
Goldman Sachs Group Inc.	194	187	0.4%
New York City Municipal Water Finance Authority	173	181	0.4%
Massachusetts St. Development Finance Agency	174	176	0.4%
JP Morgan Chase & Co.	177	174	0.4%
Morgan Stanley	168	165	0.3%
Total	$2,054	$2,083	4.5%

[1]
Excludes investments in foreign government, government agency securities or other fixed maturities that are correlated to energy exposure but are not direct obligations of or exposures to energy-related companies.

[2]
Excludes U.S. government and government agency securities, mortgage obligations issued by government sponsored agencies, cash equivalent securities, and exposures resulting from derivative transactions.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
APPENDIX
BASIS OF PRESENTATION AND DEFINITIONS
All amounts are in millions, except for per share and ratio information unless otherwise stated. Amounts presented throughout this document have been rounded for presentation purposes.
The Hartford Financial Services Group, Inc. (the "Company", "we", or "our") currently conducts business principally in five reporting segments: Commercial Lines, Personal Lines, Property & Casualty Other Operations ("P&C Other Operations"), Group Benefits, and Mutual Funds, as well as a Corporate category.
Property & Casualty ("P&C") businesses consist of three reporting segments: Commercial Lines, Personal Lines and P&C Other Operations. Commercial Lines provides businesses with workers' compensation, property, automobile, liability, umbrella, marine and livestock coverages under several different products, primarily throughout the United States (“U.S.”), within its standard commercial lines, which consists of the Company's small commercial and middle market lines of business. Additionally, within Commercial Lines, a variety of customized insurance products and risk management services including workers' compensation, automobile, general liability, professional liability, bond, and specialty casualty coverages are offered through the segment's specialty commercial lines. Personal Lines provides automobile, homeowners and personal umbrella coverages to individuals across the U.S., including a special program designed exclusively for members of AARP. P&C Other Operations includes certain property and casualty operations, managed by the Company, that have discontinued writing new business and substantially all of the Company's asbestos and environmental exposures.
Group Benefits provides group life, accident and disability coverage, group retiree health and voluntary benefits to individual members of employer groups and associations. Group Benefits offers disability underwriting, administration, claims processing and reinsurance to other insurers and self-funded employer plans. On November 1, 2017, Hartford Life and Accident Insurance Company (HLA), a wholly owned subsidiary of the Company, completed the acquisition of Aetna's U.S. group life and disability insurance business through a reinsurance transaction. Aetna's group life and disability revenue and earnings since the acquisition date are included in the operating results of the Company's Group Benefits reporting segment.
Mutual Funds provides investment management, administration, distribution and related services to investors through investment products in both domestic and international markets. Mutual fund and exchange-traded products are sold primarily through retail, bank trust and registered investment advisor channels.
The Company includes in the Corporate category investment management fees and expenses related to managing third party business, including management of the invested assets of the Talcott Resolution life and annuity run-off business sold in the second quarter of 2018, discontinued operations related to the sale of Talcott Resolution, reserves for run-off structured settlement and terminal funding agreement liabilities, capital raising activities (including debt financing and related interest expense), purchase accounting adjustments related to goodwill and other expenses not allocated to the reporting segments. In addition, Corporate includes investment earnings from a 9.7% ownership interest in the limited partnership that acquired Talcott Resolution.
Certain operating and statistical measures have been incorporated herein to provide supplemental data that indicate current trends in the Company's business. These measures include sales, redemptions, net flows, account value, policies in-force, premium retention, renewal earned and written price increases and policy count retention. Premium retention is defined as renewal premium written in the current period divided by total premium written in the prior period. Renewal earned price increases represent the portions of the prior and current period renewal written price increases that have been earned based on the period of time the underlying renewal policies have been in effect. Renewal written price increases for Commercial Lines represent the combined effect of rate changes, amount of insurance and individual risk pricing decisions per unit of exposure since the prior year on policies that renewed and includes the combined effect of rate changes, amount of insurance and other changes in exposure. For Personal Lines, renewal written price increases represent the total change in premium per policy since the prior year on those policies that renewed and includes the combined effect of rate changes, amount of insurance and other changes in exposure. For Personal Lines, other changes in exposure include, but are not limited to, the effect of changes in number of drivers, vehicles and incidents, as well as changes in customer policy elections, such as deductibles and limits.
Policy count retention represents the ratio of the number of policies renewed during the period divided by the number of policies from the previous policy term period.
The Company, along with others in the property and casualty insurance industry, uses underwriting ratios as measures of performance. The loss and loss adjustment expense ratio is the ratio of losses and loss adjustment expenses to earned premiums. The expense ratio is the ratio of underwriting expenses (amortization of deferred policy acquisition costs and insurance operating costs and expenses, including certain centralized services and bad debt expense) less fee income to earned premiums. The policyholder dividend ratio is the ratio of policyholder dividends to earned premiums. The combined ratio is the sum of the loss and loss adjustment expense ratio, the expense ratio and the policyholder dividend ratio. These ratios are relative measurements that describe the related cost of losses, expenses and policyholder dividends for every $100 of earned premiums. A combined ratio below 100 demonstrates underwriting profit; a combined ratio above 100 demonstrates underwriting losses. The catastrophe ratio (a component of the loss ratio) represents the ratio of catastrophe losses to earned premiums. The prior accident year loss and loss adjustment expense ratio (a component of the loss ratio) represents the increase (decrease) in the estimated cost of settling catastrophe and non-catastrophe claims incurred in prior accident years as recorded in the current calendar year divided by earned premiums.
The Company, along with others in the insurance industry, uses underwriting ratios as measures of the Group Benefits segment's performance. The loss ratio is the ratio of benefits, losses and loss adjustment expenses to premiums and other considerations, excluding buyout premiums. The expense ratio is the ratio of insurance operating costs and other expenses to premiums and other considerations, excluding buyout premiums. Buyout premiums represent takeover of open claim liabilities and other non-recurring premium amounts.
A catastrophe is a severe loss, resulting from natural or manmade events, including risks such as fire, earthquake, windstorm, explosion, terrorist attack and similar events. Each catastrophe has unique characteristics and the events are unpredictable as to timing or loss amount. Catastrophe losses are not included in earnings or losses and loss adjustment expense reserves prior to occurrence of the catastrophe event. The Company believes that a discussion of the effect of catastrophes is meaningful for investors to understand the variability of periodic earnings.

DISCUSSION OF NON-GAAP AND OTHER FINANCIAL MEASURES
The Company uses non-GAAP and other financial measures in this Investor Financial Supplement to assist investors in analyzing the Company's operating performance. Because the Company's calculation of these measures may differ from similar measures used by other companies, investors should be careful when comparing the Company's non-GAAP and other financial measures to those of other companies. Non-GAAP measures are indicated with an asterisk the first time they appear in this document.
The Company uses the non-GAAP financial measure core earnings as an important measure of the Company's operating performance. The Company believes that core earnings provides investors with a valuable measure of the underlying performance of the Company’s businesses because it reveals trends in our insurance and financial services businesses that may be obscured by including the net effect of certain realized capital gains and losses, certain restructuring and other costs, integration and transaction costs in connection with an acquired business, pension settlements, loss on extinguishment of debt, gains and losses on reinsurance transactions, income tax benefit from reduction in deferred income tax valuation allowance, impact of tax reform on net deferred tax assets, and results of discontinued operations. Some realized capital gains and losses are primarily driven by investment decisions and external economic developments, the nature and timing of which are unrelated to the insurance and underwriting aspects of our business. Accordingly, core earnings excludes the effect of all realized gains and losses (net of tax) that tend to be highly variable from period to period based on capital market conditions. The Company believes, however, that some realized capital gains and losses are integrally related to our insurance operations, so core earnings includes net realized gains and losses such as net periodic settlements on credit derivatives. These net realized gains and losses are directly related to an offsetting item included in the income statement such as net investment income. Results from discontinued operations are excluded from core earnings for businesses held for sale because such results could obscure trends in our ongoing businesses that are valuable to our investors' ability to assess the Company's financial performance. Net income (loss) and income from continuing operations (during periods when the Company reports significant discontinued operations) are the most directly comparable U.S. GAAP measures to core earnings. Income from continuing operations is net income, excluding the income (loss) from discontinued operations. Core earnings should not be considered as a substitute for net income (loss) or income (loss) from continuing operations and does not reflect the overall profitability of the Company’s business. Therefore, The Company believes that it is useful for investors to evaluate net income (loss), income (loss) from continuing operations and core earnings when reviewing the Company’s performance. A reconciliation of net income to core earnings is set forth on page 2.
Core earnings per share is calculated based on the non-GAAP financial measure core earnings. The Company believes that the measure core earnings per share provides investors with a valuable measure of the Company's operating performance for many of the same reasons applicable to its underlying measure, core earnings. Net income (loss) per share and income (loss) from continuing operations per share are the most directly comparable U.S. GAAP measures. Core earnings per share should not be considered as a substitute for net income (loss) per share or income (loss) from continuing operations per share and does not reflect the overall profitability of the Company's business. Therefore, the Company believes that it is useful for investors to evaluate net income (loss) per share, income (loss) from continuing operations per share and core earnings per share when reviewing our performance.
Book value per diluted share is a U.S. GAAP financial measure that represents a per share assessment of the value of a company's equity. It is calculated by dividing (a) common stockholders' equity by (b) common shares outstanding and dilutive potential common shares. The Company provides book value per diluted share to enable investors to assess the value of the Company’s equity. Reconciliations of book value per common share and book value per diluted share to book value per common share, excluding AOCI and book value per diluted share, excluding AOCI, are set forth on page 1.
The Company provides different measures of the return on stockholders' equity (“ROE”). Core earnings ROE is calculated based on non-GAAP financial measures. Core earnings ROE is calculated by dividing (a) core earnings for the prior four fiscal quarters by (b) average common stockholders' equity, excluding AOCI. Net income ROE is the most directly comparable U.S. GAAP measure. Net income ROE is calculated by dividing (a) net income for the prior four fiscal quarters by (b) average common stockholders' equity, including AOCI. ROEs at the segment level and for consolidated, represent a levered view of ROE as debt financing and related interest expense are attributed to the businesses consistent with the overall average debt to capitalization ratios of the consolidated entity. The Company excludes AOCI in the calculation of core earnings ROE to provide investors with a measure of how effectively the Company is investing the portion of the Company's net worth that is primarily attributable to the Company's business operations. The Company provides investors with return-on-equity measures based on its non-GAAP core earnings financial measures for the reasons set forth in the related discussion above.
A reconciliation of Net income ROE to Core earnings ROE is set forth below:

	LAST TWELVE MONTHS ENDED
	Sept 30 2018	Jun 30 2018	Mar 31 2018	Dec 31 2017	Sept 30 2017	Jun 30 2017	Mar 31 2017
Net income (loss) ROE	(14.0%)	(15.4%)	(19.3%)	(20.6%)	2.7%	3.9%	5.4%
Less: Net realized capital gains (losses), excluded from core earnings, before tax	0.8%	0.7%	0.7%	1.1%	(0.2%)	(0.2%)	(0.3)%
Less: Loss on reinsurance transactions, before tax	—%	—%	—%	—%	(3.6%)	(3.6%)	(3.7)%
Less: Pension settlement, before tax	—%	—%	(5.0%)	(4.9%)	(4.2%)	(4.2%)	—%
Less: Integration and transaction costs associated with an acquired business	(0.3%)	(0.3%)	(0.2%)	(0.1%)	—%	—%	—%
Less: Income tax benefit (expense) on items not included in core earnings	(6.1%)	(6.1%)	(4.3%)	(4.4%)	3.2%	3.5%	2.4%
Less: Income (loss) from discontinued operations, after tax	(18.8%)	(18.4%)	(18.4%)	(18.9%)	1.8%	1.8%	1.9%
Less: Impact of AOCI, excluded from denominator of core earnings ROE	0.1%	0.3%	0.1%	(0.1%)	(0.2%)	(0.3%)	—%
Core earnings ROE	10.3%	8.4%	7.8%	6.7%	5.9%	6.9%	5.1%
The Company evaluates profitability of the individual P&C businesses primarily on the basis of underwriting gain (loss). Underwriting gain (loss) is a before tax measure that represents earned premiums less incurred losses, loss adjustment expenses and underwriting expenses and policyholder dividends. Underwriting gain (loss) is influenced significantly by earned premium growth and the adequacy of the Company's pricing. Underwriting profitability over time is also greatly influenced by the Company's pricing and underwriting discipline, which seeks to manage exposure to loss through favorable risk selection and diversification, its management of claims, its use of reinsurance and its ability to manage its expense ratio, which it accomplishes through its management of acquisition costs and other underwriting expenses. Net income (loss) is the most directly comparable U.S. GAAP measure. The Company believes that underwriting gain (loss) provides investors with a valuable measure of before tax profitability derived from underwriting activities, which are managed separately from the Company's investing activities. Reconciliations of underwriting gain (loss) to net income (loss) for the Company's P&C businesses are set forth on pages 8, 10, 14 and 19.

Underlying underwriting gain (loss) represents underwriting gain (loss) before current accident year ("CAY") catastrophes and prior accident year development ("PYD"). The most directly comparable GAAP measure is net income (loss). The Company believes underlying underwriting gain (loss) is important to understand the Company’s periodic earnings because the volatile and unpredictable nature (i.e., the timing and amount) of catastrophes and prior accident year reserve development could obscure underwriting trends. A reconciliation of net income (loss) to underlying underwriting gain (loss) for individual reporting segments is set forth below.
COMMERCIAL LINES

	THREE MONTHS ENDED							NINE MONTHS ENDED
	Sept 30 2018	Jun 30 2018	Mar 31 2018	Dec 31 2017	Sept 30 2017	Jun 30 2017	Mar 31 2017	Sept 30 2018	Sept 30 2017
Net income	$289	$372	$298	$286	$90	$258	$231	$959	$579
Less: Net investment income	250	242	258	225	241	240	243	750	724
Less: Other	30	40	(6)	47	13	33	12	64	58
Add back: Income tax expense	61	83	68	162	15	108	92	212	215
Underwriting gain (loss)	70	173	114	176	(149)	93	68	357	12
Add back: Unfavorable (favorable) PYD	(53)	(73)	(19)	(34)	(3)	—	15	(145)	12
Add back: Loss and LAE related to CAY catastrophes	95	74	69	(21)	270	63	71	238	404
Underlying underwriting gain (loss)	$112	$174	$164	$121	$118	$156	$154	$450	$428

PERSONAL LINES

	THREE MONTHS ENDED							NINE MONTHS ENDED
	Sept 30 2018	Jun 30 2018	Mar 31 2018	Dec 31 2017	Sept 30 2017	Jun 30 2017	Mar 31 2017	Sept 30 2018	Sept 30 2017
Net income (loss)	$51	$6	$89	$(74)	$8	$24	$33	$146	$65
Less: Net investment income	39	37	40	34	36	35	36	116	107
Less: Other	11	10	3	11	9	8	4	24	21
Add back: Income tax expense (benefit)	13	(1)	21	6	—	6	14	33	20
Underwriting gain (loss)	14	(42)	67	(113)	(37)	(13)	7	39	(43)
Add back: Unfavorable (favorable) PYD	(18)	10	(13)	(25)	2	(10)	(4)	(21)	(12)
Add back: Loss and LAE related to CAY catastrophes	74	114	34	200	82	92	79	222	253
Underlying underwriting gain (loss)	$70	$82	$88	$62	$47	$69	$82	$240	$198
Underlying combined ratio is a non-GAAP financial measure. Combined ratio is the most directly comparable GAAP measure. Underlying combined ratio represents the combined ratio before catastrophes and prior accident year development. The Company believes this ratio is an important measure of the trend in profitability since it removes the impact of volatile and unpredictable catastrophe losses and prior accident year loss and loss adjustment expense reserve development. A reconciliation of the combined ratio to the underlying combined ratio for Property & Casualty, Commercial Lines, and Personal Lines is set forth on pages 9, 12 and 16, respectively.
Core earnings margin is a non-GAAP financial measure that the Company uses to evaluate, and believes is an important measure of, the Group Benefits segment's operating performance. Core earnings margin is calculated by dividing core earnings by revenues excluding buyouts and realized gains (losses). Net income margin is the most directly comparable U.S. GAAP measure. The Company believes that core earnings margin provides investors with a valuable measure of the performance of Group Benefits because it reveals trends in the business that may be obscured by the effect of buyouts and realized gains (losses). Core earnings margin should not be considered as a substitute for net income margin and does not reflect the overall profitability of Group Benefits. Therefore, the Company believes it is important for investors to evaluate both core earnings margin and net income margin when reviewing performance.
Return on Assets ("ROA"), core earnings, is a non-GAAP financial measure that the Company uses to evaluate, and believes is an important measure of the Mutual Funds segment’s operating performance. ROA is the most directly comparable U.S. GAAP measure. The Company believes that ROA, core earnings, provides investors with a valuable measure of the performance of the Mutual Funds segment because it reveals trends in our businesses that may be obscured by the effect of realized gains (losses). ROA, core earnings, should not be considered as a substitute for ROA and does not reflect the overall profitability of our Mutual Funds business. Therefore, the Company believes it is important for investors to evaluate both ROA, core earnings, and ROA when reviewing the Mutual Funds segment performance. ROA, core earnings is calculated by dividing core earnings by a daily average AUM.

Net investment income, excluding limited partnerships is the amount of net investment income earned from invested assets excluding the net investment income related to limited partnerships and other alternative investments. The company believes that net investment income, excluding limited partnerships, provides investors with an important measure of the trend in investment earnings because it excludes the impact of the volatility in returns related to limited partnerships and other alternative investments.
CONSOLIDATED

	THREE MONTHS ENDED							NINE MONTHS ENDED
	Sept 30 2018	Jun 30 2018	Mar 31 2018	Dec 31 2017	Sept 30 2017	Jun 30 2017	Mar 31 2017	Sept 30 2018	Sept 30 2017
Total net investment income	$444	$428	$451	$394	$404	$395	$410	$1,323	$1,209
Limited partnerships and other alternative investments ("Limited Partnerships")	45	39	73	29	48	39	58	157	145
Net investment income excluding limited partnerships	$399	$389	$378	$365	$356	$356	$352	$1,166	$1,064

PROPERTY & CASUALTY

	THREE MONTHS ENDED							NINE MONTHS ENDED
	Sept 30 2018	Jun 30 2018	Mar 31 2018	Dec 31 2017	Sept 30 2017	Jun 30 2017	Mar 31 2017	Sept 30 2018	Sept 30 2017
Total net investment income	$311	$301	$322	$281	$303	$302	$310	$934	$915
Limited partnerships and other alternative investments	35	33	58	23	34	32	45	126	111
Net investment income excluding limited partnerships	$276	$268	$264	$258	$269	$270	$265	$808	$804

GROUP BENEFITS

	THREE MONTHS ENDED							NINE MONTHS ENDED
	Sept 30 2018	Jun 30 2018	Mar 31 2018	Dec 31 2017	Sept 30 2017	Jun 30 2017	Mar 31 2017	Sept 30 2018	Sept 30 2017
Total net investment income	$117	$115	$121	$103	$95	$88	$95	$353	$278
Limited partnerships and other alternative investments	10	6	15	6	14	7	13	31	34
Net investment income excluding limited partnerships	$107	$109	$106	$97	$81	$81	$82	$322	$244

Annualized investment yield, excluding limited partnerships is the annualized net investment income excluding limited partnerships and other alternative investments divided by the monthly average invested assets at amortized cost, excluding repurchase agreement and securities lending collateral, derivatives book value, and limited partnership and other alternative invested assets. The company believes that annualized net investment income, excluding limited partnerships, provides investors with an important measure of the trend in investment earnings because it excludes the impact of the volatility in returns related to limited partnerships and other alternative investments.
CONSOLIDATED

	THREE MONTHS ENDED							NINE MONTHS ENDED
	Sept 30 2018	Jun 30 2018	Mar 31 2018	Dec 31 2017	Sept 30 2017	Jun 30 2017	Mar 31 2017	Sept 30 2018	Sept 30 2017
Annualized investment yield	4.0%	3.9%	4.2%	3.8%	4.1%	4.1%	4.2%	4.0%	4.1%
Impact on annualized investment yield of limited partnerships and other alternative investments	(0.3)%	(0.2)%	(0.5)%	(0.1)%	(0.3)%	(0.3)%	(0.4)%	(0.3)%	(0.3)%
Annualized investment yield excluding limited partnerships and other alternative investments	3.7%	3.7%	3.7%	3.7%	3.8%	3.8%	3.8%	3.7%	3.8%

PROPERTY & CASUALTY

	THREE MONTHS ENDED							NINE MONTHS ENDED
	Sept 30 2018	Jun 30 2018	Mar 31 2018	Dec 31 2017	Sept 30 2017	Jun 30 2017	Mar 31 2017	Sept 30 2018	Sept 30 2017
Annualized investment yield	4.1%	4.0%	4.3%	3.8%	4.0%	4.1%	4.2%	4.1%	4.1%
Impact on annualized investment yield of limited partnerships and other alternative investments	(0.3)%	(0.2)%	(0.6)%	(0.1)%	(0.3)%	(0.3)%	(0.5)%	(0.4)%	(0.3)%
Annualized investment yield excluding limited partnerships and other alternative investments	3.8%	3.8%	3.7%	3.7%	3.7%	3.8%	3.7%	3.7%	3.8%

GROUP BENEFITS

	THREE MONTHS ENDED							NINE MONTHS ENDED
	Sept 30 2018	Jun 30 2018	Mar 31 2018	Dec 31 2017	Sept 30 2017	Jun 30 2017	Mar 31 2017	Sept 30 2018	Sept 30 2017
Annualized investment yield	4.1%	4.1%	4.3%	3.8%	4.9%	4.5%	4.8%	4.2%	4.8%
Impact on annualized investment yield of limited partnerships and other alternative investments	(0.2)%	(0.2)%	(0.5)%	(0.1)%	(0.6)%	(0.2)%	(0.5)%	(0.3)%	(0.5)%
Annualized investment yield excluding limited partnerships and other alternative investments	3.9%	3.9%	3.8%	3.7%	4.3%	4.3%	4.3%	3.9%	4.3%